UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2007

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-50539	91-0232000
(Commission File Number)	(IRS Employer Identification No.)

10 N. Post St., Suite 610, Spokane, WA	99201
(Address of Principal Executive Offices)	(Zip Code)

(509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 30, 2007, Idaho General Mines, Inc. (the “Company”) completed its acquisition of all of the issued and outstanding shares of Equatorial Mining North America, Inc., a Delaware corporation (“Equatorial”), from Equatorial Mining Limited (ACN 009 199 482).  The initial Form 8-K related to the acquisition was filed on February 5, 2007.  This Form 8-K/A is being filed to amend and supplement the previously filed Form 8-K to include the required financial statements and information under Item 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The following audited financial statements are filed as Exhibit 99.1 to this report and incorporated in their entirety herein by reference:

Consolidated Financial Statements of Equatorial Mining North America, Inc. as of and for the year ended December 31, 2006

(b)           Pro Forma Financial Information

The following pro forma information is filed as Exhibit 99.2 to this report and incorporated in its entirety herein by reference:

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2006

Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2006

(d)           Exhibits

99.1                           Audited Financial Statements of Equatorial Mining North America, Inc. as of and for the year ended December 31, 2006

99.2                           Pro forma financial information

99.3                           Consent of Williams & Webster, P.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.
(Registrant)

Date: April 17, 2007	By:	/s/ Bruce D. Hansen
Bruce D. Hansen
Chief Executive Officer